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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): November 27, 1998



      PATRIOT AMERICAN HOSPITALITY,  INC.                  WYNDHAM INTERNATIONAL, INC.
         (Exact Name of Registrant as                     (Exact Name of Registrant as
          Specified in its Charter)                        Specified in its Charter)

                   DELAWARE                                         DELAWARE
       (State or Other Jurisdiction of                  (State or Other Jurisdiction of
        Incorporation or Organization)                   Incorporation or Organization)

                  94-0358820                                       94-2878485
   (I.R.S. Employer Identification Number)          (I.R.S. Employer Identification Number)
            1950 Stemmons Freeway                            1950 Stemmons Freeway
                  Suite 6001                                       Suite 6001
             Dallas, Texas 75207                              Dallas, Texas 75207

                (214) 863-1000                                   (214) 863-1000
 (Address, Including Zip Code, and Telephone      (Address, Including Zip Code, and Telephone
 Number, Including Area Code, of Registrant's     Number, Including Area Code, of Registrant's
         Principal Executive Offices)                     Principal Executive Offices)
             --------------------                             --------------------
               PAUL A. NUSSBAUM                                JAMES D. CARREKER
          Chairman of the Board and                        Chairman of the Board and
           Chief Executive Officer                          Chief Executive Officer
      Patriot American Hospitality, Inc.                  Wyndham International, Inc.
            1950 Stemmons Freeway                            1950 Stemmons Freeway
                  Suite 6001                                       Suite 6001
             Dallas, Texas 75207                              Dallas, Texas 75207
                (214) 863-1000                                   (214) 863-1000


     (Name, Address, Including Zip Code,              (Name, Address, Including Zip Code,
       and Telephone Number, Including                  and Telephone Number, Including
       Area Code, of Agent of Service)                  Area Code, of Agent of Service)

                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                              --------------------


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Item 5.  Other Events.

         On November 27, 1998, Patriot American and Wyndham International issued a press release regarding its operations. The text of the press release is as follows:

         "Patriot American Hospitality, Inc. and Wyndham International, Inc. (NYSE:PAH) announced today that the Companies currently estimate that combined funds from operations (FFO) for the three months ending December 31, 1998 will total approximately $76 million, or approximately $0.42 per share on a diluted basis.

         The Companies' current fourth quarter FFO estimate excludes approximately $16 million of revenue relating to the cancellation of certain contract rights and also reflects the negative effects of Hurricane Georges on the Companies' hotel operations. As previously reported, the Companies are currently analyzing the characterization and timing of recognition of the revenue associated with the cancellation of the contract rights.

         The Companies' current FFO per share estimate for the fourth quarter of 1998 is based upon the number of weighted shares and OP units outstanding on November 27, 1998 on a diluted basis, which includes approximately 21 million shares issued as collateral to PaineWebber under its forward equity contract with the Companies, but excludes approximately 21.6 million shares issued as collateral to UBS and NationsBank under their forward equity contracts with the Companies since the Companies have the right to settle the UBS and NationsBank forward equity contracts in cash. Pursuant to the terms of the forward equity contracts, the approximately 42.6 million total collateral shares were issued to the counterparties at 125% of the amount required to settle such forward equity contracts.

         The Companies previously announced combined FFO of $58 million for the third quarter of 1998, or $0.34 per share, based on diluted weighted average shares and OP units outstanding of approximately 172.7 million during the quarter.

         For the six months ending December 31, 1998, the Companies currently estimate combined FFO of approximately $134 million, or approximately $0.76 per share on a diluted basis.

         The Companies do not intend to comment further on FFO estimates for the fourth quarter of 1998 prior to reporting actual results for the period.

         This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Companies' actual results could differ materially from those set forth in the forward-looking statements. Certain factors that might cause such a difference include the availability of debt and equity financing on terms and conditions favorable to the Companies; the willingness of the Companies' lenders to refinance, extend or amend the terms of existing

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indebtedness; the willingness of the counterparties to the Companies' forward equity contracts to enter into settlements regarding those agreements; the Companies' ability to effect sales of assets on favorable terms and conditions; risks associated with the hotel industry and real estate markets in general; and other factors detailed in the Companies' Current Report on Form 8-K dated November 9, 1998, Quarterly Report for the period ended September 30, 1998, and Registration Statements on Form S-3 (333-58705 and 333-65339)."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            PATRIOT AMERICAN HOSPITALITY,
                                                INC.

         Dated: November 30, 1998           By: /s/ Lawrence S. Jones
                                            -------------------------
                                            Name: Lawrence S. Jones
                                            Title: Executive Vice President and
                                                Treasurer

                                            WYNDHAM INTERNATIONAL, INC.

                                            By: /s/ Lawrence S. Jones
                                            -------------------------
                                            Name: Lawrence S. Jones
                                            Title: Executive Vice President and
                                                Treasurer


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